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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
         ______________________________________________________________

                                     FORM 8-K
                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 28, 2000


                        ECHOSTAR COMMUNICATIONS CORPORATION
                 (Exact name of registrant as specified in charter)


          NEVADA                    0-26176               88-0336997
  (State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)             File Number)        Identification No.)


         5701 S. SANTA FE DRIVE
         LITTLETON, COLORADO                        80120
   (Address of principal executive offices)       (Zip Code)

  Registrant's telephone number, including area code:  (303) 723-1000


ITEM 5. OTHER EVENTS

EchoStar Communications Corporation ("EchoStar") announced on February 28, 2000 that its Board of Directors has approved a 2-for-1 split of its common stock. Stockholders of record at the close of business on March 10, 2000 will be entitled to one additional share of common stock for each share they own on that date. New shares will be mailed or delivered on or about March 22, 2000, by the Company's transfer agent.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ECHOSTAR COMMUNICATIONS CORPORATION


Dated: February 28, 2000                By: /s/ DAVID MOSKOWITZ

                                            David Moskowitz,
                                            Senior Vice President,
                                            General Counsel,Secretary,
                                            and Director





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                              EXHIBITS INDEX

Exhibit          Description

99.1         Press Release, dated February 28, 2000, issued by
             EchoStar announcing 2-for-1 stock split